CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-14131 on Form N-4 of our report dated February 26, 2021, relating to the financial statements and financial highlights of Separate Account B of  Pacific Life Insurance Company, comprised of Diversified Bond Class I, High Yield Bond Class I, Inflation Managed Class I, Managed Bond Class I, Short Duration Bond Class I, Equity Index Class I, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Main Street® Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Value Class I, Value Class I, Emerging Markets Class I, International Large-Cap Class I, International Small-Cap Class I, International Value Class I, Health Sciences Class I, Real Estate Class I, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 4 and Fidelity® VIP Government Money Market Service Class, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 19, 2021

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to Registration Statement No. 333-14131 on Form N-4 of our report dated March 4, 2021 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 19, 2021